Dreyfus

Municipal Money

Market Fund, Inc.

SEMIANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus Municipal

                                                        Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Money Market Fund, Inc., covering the six-month period from June 1, 1999 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

When the reporting period began, investors were concerned that strong economic growth in the United States might rekindle dormant inflationary pressures. In response, the Federal Reserve Board raised short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a potential resurgence of inflation. These increases effectively reversed all of last fall's interest-rate cuts, and led to higher yields on most money market securities, including tax-exempt instruments.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Municipal Money Market Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus Municipal Money Market Fund, Inc.  perform during the period?

For the six-month period ended November 30, 1999, the fund produced an annualized tax-exempt yield of 2.74% . Taking into account the effects of compounding, the fund's annualized effective yield was 2.77%.(1)

What is the fund's investment approach?

The fund' s objective is to seek a high level of federally tax-exempt income while maintaining a stable $1.00 share price. We are especially vigilant in our efforts to preserve capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments. Second, we actively manage the fund's average maturity in anticipation of interest-rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase of new issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which tend to lengthen the fund's weighted average maturity. If we anticipate limited new issue supply, we may extend the portfolio' s average maturity to maintain current yields for as long as practical. At other times we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and- demand considerations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively affected by rising interest rates over the past six months. When the reporting period began, it had already become apparent that the U.S. economy was growing more strongly than most analysts expected, raising concerns that inflationary pressures might re-emerge. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999. Because the market anticipated these rate hikes before they were announced, much of the rise of tax-exempt money market yields had already taken place by the time the last monetary policy change was actually implemented in November.

However, tax-exempt money market yields did not rise as much as comparable taxable yields, primarily because of a relative lack of supply amid steady investor demand. Many states and municipalities throughout the country have enjoyed higher tax revenues during this period of economic prosperity, which has enabled them to decrease their annual debt borrowings.

What is the fund's current strategy?

We have continued to focus on very high quality, liquid money market instruments from a wide array of issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. Because VRDNs can be redeemed at the buyer's option after either one day or seven days, they afford the fund a high degree of liquidity as well as high credit quality. Accordingly, as of November 30, much of the portfolio was composed of VRDNs. The remainder of the portfolio was comprised primarily of tax-exempt commercial paper and tax-exempt notes. Of course, the portfolio's composition will change over time.

We took advantage of new issuance of tax-exempt notes in June and July, which effectively enabled us to lock in prevailing yields. The addition of notes also
extended    the    fund'   s    average    maturity    to    the    long

end of the neutral range, giving us the ability to maintain competitive yields during the rest of the summer, which is usually a period of low issuance.
Accordingly, since July, new purchases have been concentrated mostly in short-term commercial paper, which we have used to replace notes that matured or were redeemed by their issuers. This strategy has resulted in a gradual decrease in the fund's average maturity, which gave us the flexibility we needed to purchase higher yielding securities that became available during the last
quarter    of    the    year.

As the end of the year approaches, we have maintained a neutral weighted average maturity in order to help protect the fund from any market disruptions that Y2K-related or year-end factors may present.

December 15, 1999

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN SHAREHOLDERS.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 1999 (Unaudited)



                                                                                              Principal
TAX EXEMPT INVESTMENTS--101.0%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA--1.8%

Coconino County Pollution Control Corporation,
  Revenue, VRDN

   (Arizona Public Service Co. Project)
   3.80% (LOC; Krediet Bank)                                                                  8,700,000  (a)           8,700,000

Mesa Industrial Development Authority, Revenue, VRDN

   (Discovery Health) 3.90%, Series B (Insured; MBIA and
   Liquidity Facility; Chase Manhattan)                                                       5,800,000  (a)           5,800,000

CALIFORNIA--5.3%

California Higher Education Loan Authority,
  Student Loan Revenue

   3.20%, Series E-5, 6/1/2000 (LOC;
   Student Loan Marketing Association)                                                       14,000,000               14,000,000

California School Cash Reserve Program Authority
   4%, Series A, 7/3/2000 (Insured; AMBAC)                                                   15,000,000               15,076,890

Student Education Loan Marketing Corporation,
   Student Loan Revenue, Refunding, VRDN

   3.55%, Series A (LOC; State Street Bank and Trust Co.)                                    14,000,000  (a)          14,000,000

DELAWARE--9.8%

Delaware Economic Development Authority, Revenue, VRDN:

  (Hospital Billing Collection):

      4%, Series A (Insured; MBIA and Liquidity Facility;
         Morgan Stanley)                                                                     21,325,000  (a)          21,325,000

      4%, Series B (Insured; MBIA and Liquidity Facility;
         Morgan Stanley)                                                                     19,000,000  (a)          19,000,000

      4%, Series C (Insured; MBIA and Liquidity Facility;
         Morgan Stanley)                                                                     34,400,000  (a)          34,400,000

   Solid Waste Disposal and Sewer Facilities (CIBA Specialty)

      3.90%, Series A (LOC; CIBA--Specialty Chemicals)                                        4,400,000  (a)           4,400,000

DISTRICT OF COLUMBIA--1.6%

District of Columbia Housing Finance Agency, SFMR

   3.30%, Series B, 6/15/2000 (LOC; CDC Funding Corp.).                                      13,000,000               13,000,000

FLORIDA--1.2%

Capital Projects Finance Authority, Revenue, VRDN
  (Capital Projects Loan Program)

   3.85%, Series A (Insured; FSA and Liquidity Facility;
   Credit Suisse)                                                                            10,000,000  (a)          10,000,000

GEORGIA--7.8%

Appling County Development Authority, PCR, CP
  (Georgia Power Co. PLT Hatch Project)

   3.90%, 1/14/2000 (LOC; Georgia Power)                                                     10,000,000               10,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Burke County Development Authority, PCR, CP

   3.90%, 1/21/2000 (Insured; AMBAC and
   Liquidity Facility; Rabobank).                                                            10,000,000               10,000,000

Cobb County, School District Notes 3.50%, 12/31/1999                                         11,500,000               11,504,942

Fulton County School District, Construction Sales Tax,
   TAN 3.25%, 12/31/1999.                                                                    15,000,000               15,002,626

Savannah Economic Development Authority,
   Revenue Exempt Facilities, VRDN

   (Home Depot Project) 4.05%, Series A
   (Corp. Guaranty; Home Depot)                                                              17,000,000  (a)          17,000,000

ILLINOIS--7.3%

City of Chicago, Mandatory Tender Notes
   3.75%, 12/1/1999 (LOC; Morgan Guaranty Trust Co.)                                          7,500,000                7,500,000

Illinois Development Finance Authority, PCR,
   VRDN (Illinois Power Co.)

   4%, Series C (LOC; Morgan Guaranty Trust Co.)                                             10,400,000  (a)          10,400,000

Illinois Health Facilities Authority, Revenue, VRDN:

   (Carle Foundation) 3.90% (Insured; AMBAC
      and Liquidity Facility; Bank One Corp.)                                                15,000,000  (a)          15,000,000

   (Revolving Fund Pooled) 3.85%, Series C
      (LOC; Bank One Corp.)                                                                  16,250,000  (a)          16,250,000

Madison County, EIR, VRDN (Shell Wood River Project)
   3.85%, Series A (LOC; Shell Oil Co.)                                                      10,000,000  (a)          10,000,000

INDIANA--1.9%

Indiana Health Facilities Financing Authority, Revenue, CP

   (Ascension Health Credit) 3.80%, Series B, 2/9/2000                                       15,000,000               15,000,000

IOWA--3.3%

Iowa Finance Authority, SWDR, VRDN (Cedar River Paper Co.)

   3.95%, Series A (LOC; Union Bank of Switzerland)                                           7,100,000  (a)           7,100,000

Iowa School Cash Anticipation Program, Iowa School Corporation
   4%, Series A, 6/23/2000 (Insured; FSA)                                                    10,000,000               10,041,730

Louisa County, PCR, Refunding (Iowa-Illinois Gas and Electric)
   3.95%, Series A, 2/22/2000                                                                 9,500,000                9,500,000

KANSAS--2.0%

Butler County, Solid Waste Disposal and Cogeneration,
  Revenue, VRDN

   (Texaco Refinancing and Marketing)
   3.90%, Series B (LOC; Texaco Inc.)                                                        11,600,000  (a)          11,600,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KANSAS (CONTINUED)

Wichita, PCR, Refunding, VRDN (CIC Industries Inc. Project)

   4.225% (LOC; The Bank of New York)                                                         5,000,000  (a)           5,000,000

KENTUCKY--1.2%

Kentucky Association of Counties Advance Revenue

  Cash Flow Borrowing Program,

   COP, TRAN 4%, 6/30/2000                                                                   10,000,000               10,030,784

LOUISIANA--1.5%

New Orleans Aviation Board, Revenue,
  VRDN (Passenger Facility Charge Project)

   4.15% (LOC: Banque Paribas and
   Canadian Imperial Bank of Commerce)                                                        7,400,000  (a)           7,400,000

West Baton Rouge Parish Industrial District # 3,
   Revenue, VRDN (Dow Chemical Co. Project)

   3.95% (LOC; Dow Chemical Co.)                                                              4,500,000  (a)           4,500,000

MARYLAND--1.1%

Carroll County, Revenue, VRDN (Fairhaven and Copper)

   4%, Series B ( BPA; Branch Banking and Trust and Insured;
   Asset Guaranty)                                                                            9,290,000  (a)           9,290,000

MASSACHUSSETTS--2.5%

Commonwealth of Massachussetts, Refunding, VRDN

   3.90%, Series B (LOC; Toronto-Dominion Bank)                                              20,000,000  (a)          20,000,000

MICHIGAN--1.3%

Birmingham, EDR, VRDN (Brown Association Project)
   4.225% (LOC; Deutsche Bank)                                                                1,915,000  (a)           1,915,000

Michigan Housing Development Authority,
   LOR, Refunding, VRDN

   (Harbortown Limited Divide) 3.975% (LOC; Deutsche Bank)                                    1,000,000  (a)           1,000,000

Michigan Strategic Fund, SWDR, VRDN

   (Grayling Generating Project) 3.90% (LOC; Barclays Bank)                                   7,800,000  (a)           7,800,000

MINNESOTA--.3%

Cloquet, Industrial Facilities Revenue,
  VRDN (Potlatch Corp. Project)

   4%, Series C (LOC; Wachovia Bank and Trust Co.)                                            2,300,000  (a)           2,300,000

MISSOURI--1.2%

Saint Charles County, Industrial Development Authority,
  Industrial Revenue, Refunnding, VRDN

   (Country Club Apartments Project)
   3.84% (LOC; Lasalle National Bank)                                                        10,000,000  (a)          10,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEBRASKA--1.6%

Nebhelp Incorporated, Revenue,
  Multiple Mode Student Loan, VRDN

   3.95%, Series A (Insured; MBIA and LOC;
   Student Loan Marketing Association)                                                       12,995,000  (a)          12,995,000

NEVADA--.4%

Clark County, IDR, VRDN (Nevada Cogeneration Association 2)
   3.90% (LOC; ABN-Amro Bank)                                                                 3,000,000  (a)           3,000,000

NEW HAMPSHIRE--.9%

New Hampshire Business Finance Authority, IDR, VRDN

   (Keeney Manufacturing Co. Project) 3.90% (LOC; Fleet Bank)                                 7,100,000  (a)           7,100,000

NEW JERSEY--.9%

State of New Jersey, CP 3.60%, Series A, 12/1/1999

   (Liquidity Facility: Bank of Nova Scotia,
   Commerzbank and Toronto-Dominion Bank)                                                     7,000,000  7,000,000

NEW MEXICO--1.2%

State of New Mexico, TRAN 4%, 6/30/2000                                                      10,000,000                10,043,155

NEW YORK--5.8%

Metropolitan Transportation Authority,
  Transit Facilities Revenue, CP

   3.80%, Series 1, 4/6/2000 (LOC; ABN-Amro Bank)                                            20,000,000                20,000,000

New York City Health and Hospital Corporation,
   Health System Revenue

   3.75%, Series A, 2/1/2000 (LOC; Morgan Guaranty Trust Co.)                                12,000,000                12,000,000

New York Power Authority, CP 3.60%, Series 4, 12/7/1999

   (Liquidity Facility: The Bank of New York,
   Bank of Nova Scotia, Bayerische Landesbank,
   Chase Manhattan Bank, Commerzbank, Credit Locale de France,
   First Union National Bank of North Carolina,
   Landesbank Hessen, Morgan Guaranty Trust Co. and
   State Street Bank and Trust Co.)                                                           8,000,000                8,000,000

Port Authority of New York and New Jersey,
   Special Obligation Revenue, VRDN

   (Versatile Structure Obligation) 3.85%, Series 6
   ( Liquidity Facility; Bank of Nova Scotia)                                                 7,000,000  (a)           7,000,000

NORTH CAROLINA--.9%

Craven County Industrial Facilities and
  Pollution Control Financing Authority, VRDN

   (Craven Wood Energy) 3.80%, Series C (LOC; ABN-Amro Bank)                                  6,900,000  (a)           6,900,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA--1.2%

North Dakota Housing Finance Agency, Revenue,
  Housing Finance Program

   (Home Mortgage) 3.20%, Series C, 4/1/2000                                                 10,000,000               10,000,000

OHIO--3.0%

Cuyahoga County, HR, VRDN (Cleveland Clinic Foundation)

   3.90%, Series A (LOC; Morgan Guaranty Trust Co.)                                           3,200,000  (a)           3,200,000

Ohio Housing Finance Agency, Mortgage Revenue
   3.05%, Series A-2, 3/1/2000                                                               20,000,000               20,000,000

Sharonville, IDR, VRDN (Edgecomb Metals Co. Project)
   3.90% (LOC; Wells Fargo Bank)                                                              1,150,000  (a)           1,150,000

PENNSYLVANIA--5.2%

Lancaster County Hospital Authority, Revenue,
  VRDN (Masconic Homes)

   3.90% ( Insured; AMBAC and Liquidity Facility; PNC Bank)                                  21,240,000  (a)          21,240,000

Pennsylvania Higher Education Assistance Agency,
   Student Loan Revenue, VRDN:

      3.95%, Series A (LOC; Student Loan Marketing Association)                              12,100,000  (a)          12,100,000

      3.95%, Series C (LOC; Student Loan Marketing Association)                               8,900,000  (a)           8,900,000

RHODE ISLAND--1.7%

Rhode Island Housing and Mortgage Finance Corporation

   (Homeowner Opportunity) 3.15%, Series B, 12/15/1999
   (LOC; Transamerica Life and Insurance)                                                    13,815,000               13,815,000

SOUTH CAROLINA--2.7%

South Carolina Jobs Economic Development Authority,
  EDR, VRDN (Wellman Inc. Project)

   3.90% (LOC; Wachovia Bank and Trust Co.)                                                  14,310,000  (a)          14,310,000

York County, Industrial Revenue, VRDN (Textron Project)

   5.313% (LOC; Deutsche Bank)                                                                7,500,000  (a)           7,500,000

TENNESSEE--1.7%

Sevier County Public Building Authority,
  Local Government Public Improvement, VRDN:

      3.85%, Series B-2 (Insured; AMBAC and SBPA; Krediet Bank)                               3,745,000  (a)           3,745,000

      3.85%, Series III-C-4 (Insured; AMBAC and Liquidity Facility;
         Landesbank Hessen)                                                                  10,000,000  (a)          10,000,000

TEXAS--16.5%

Brazos River Authority, PCR, Refunding,
  VRDN (Texas Utility Electric Co.):

      3.95%, Series A (Insured; MBIA and Liquidity Facility;
         The Bank of New York)                                                               10,100,000  (a)          10,100,000

      3.95%, Series C (LOC; The Bank of New York)                                            10,000,000  (a)          10,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Brazos River Harbor Naval District, VRDN

  Brazoria County, Revenue:

      (Dow Chemical Co. Project) 3.95% (LOC; Dow Chemical Co.)                               11,400,000  (a)          11,400,000

      Multi-Mode (BASF Corp. Project) 3.95% (LOC; BASF Corp.)                                 6,000,000  (a)           6,000,000

   Harbor Revenue:

      (BASF Corp. Project) 3.95% (LOC; BASF Corp.)                                           15,000,000  (a)          15,000,000

      (Dow Chemical Co. Project) 3.95% (LOC; Dow Chemical Co.)                               22,800,000  (a)          22,800,000

PanHandle-Plains Higher Education Authority Inc.,
   Student Loan Revenue, VRDN

   3.85%, Series A (LOC; Student Loan Marketing Association)                                 13,000,000  (a)          13,000,000

State of Texas, TRAN 4.50%, Series A, 8/31/2000                                              15,000,000               15,086,817

Texas Department of Housing and Community Affairs,
   Residential Mortgage, Revenue

   3.90%, Series B-2, 5/1/2000                                                               10,000,000               10,000,000

Texas Public Finance Authority, Revenue, CP:

   3.85%, Series A, 4/5/2000                                                                 10,300,000               10,300,000

   3.80%, Series B, 4/10/2000                                                                10,000,000               10,000,000

UTAH--1.7%

Intermountain Power Agency, Power Supply Revenue, CP

   3.80%, Series B-4, 3/9/2000 (Liquidity Facility:
   Bank of America and Bank of Nova Scotia)                                                  13,500,000               13,500,000

VIRGINIA--1.2%

Richmond Industrial Development Authority, Revenue,
  VRDN (Cogentrix of Richmond Project)

   4.10%, Series A (LOC; Banque Paribas)                                                     10,000,000  (a)          10,000,000

WASHINGTON--.6%

Port Seattle, CP 3.60%, 12/1/1999 (LOC; Commerzbank)  5,000,000  5,000,000

WISCONSIN--1.4%

Wisconsin Health and Educational Facilities Authority, Revenue,
  CP (SSM Health Care)

   3.65%, Series B, 12/1/1999 (Insured; MBIA and
   Liquidity Facility; Bank One Corp.)                                                       11,440,000               11,440,000

WYOMING--.4%

Lincoln County, PCR, VRDN (Exxon Project)
   3.85%, Series B (LOC; Exxon Corp)                                                          3,000,000  (a)           3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $811,463,015)                                                            100.1%              811,461,944

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                (472,492)

NET ASSETS                                                                                       100.0%              810,989,452

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond                             PCR                  Pollution Control Revenue

                        Assurance Corporation                           SBPA                 Standby Bond

BPA                 Bond Purchase Agreement                                                      Purchase Agreement

COP                 Certificate of Participation                        SFMR                 Single Family

CP                  Commercial Paper                                                             Mortgage Revenue

EDR                 Economic Development Revenue                        SWDR                 Solid Waste

EIR                 Environment Improvement Revenue                                              Disposal Revenue

FSA                 Financial Security Assurance                        TAN                  Tax Anticipation Notes

HR                  Hospital Revenue                                    TRAN                 Tax and Revenue

IDR                 Industrial Development Revenue                                               Anticipation Notes

LOC                 Letter of Credit                                    VRDN                 Variable Rate

LOR                 Limited Obligation Revenue                                                   Demand Notes

MBIA                Municipal Bond Investors

                        Assurance Insurance Corporation



Summary of Combined Ratings



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 97.9

AAA/AA (b)                       AAA/AA (b)                      AAA/AA (b)                                        2.1

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           811,463,015   811,461,944

Cash                                                                  5,120,284

Interest receivable                                                   4,711,233

Prepaid expenses and other assets                                        50,723

                                                                    821,344,184
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           284,202

Payable for investment securities purchased                          10,000,000

Accrued expenses and other liabilities                                   70,530

                                                                     10,354,732
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      810,989,452
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     811,264,368

Accumulated net realized gain (loss) on investments                   (273,845)

Accumulated gross unrealized (depreciation) on investments              (1,071)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      810,989,452
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(5 billion shares of $.001 par value Common Stock authorized)       813,039,904

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended November 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,837,441

EXPENSES:

Management fee--Note 2(a)                                            2,211,186

Shareholder servicing costs--Note 2(b)                                 350,469

Custodian fees                                                          39,952

Directors' fees and expenses--Note 2(c)                                 29,632

Professional fees                                                       25,878

Registration fees                                                       15,910

Prospectus and shareholders' reports                                    15,295

Miscellaneous                                                           11,083

TOTAL EXPENSES                                                       2,699,405

INVESTMENT INCOME--NET                                              12,138,036
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                    430

Net unrealized appreciation (depreciation) on investments              (1,071)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   (641)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,137,395

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 1999           Year Ended
                                              (Unaudited)         May 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,138,036            25,245,090

Net realized gain (loss) from investments             430             (117,565)

Net unrealized appreciation (depreciation)
  on investments                                   (1,071)               1,071

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    12,137,395           25,128,596
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (12,138,036)         (25,379,021)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold               1,443,402,807        3,315,094,165

Dividends reinvested                            7,006,360           14,582,815

Cost of shares redeemed                   (1,540,546,772)      (3,332,016,091)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (90,137,605)          (2,339,111)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (90,138,246)          (2,589,536)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                           901,127,698          903,717,234

END OF PERIOD                                 810,989,452          901,127,698

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                         November 30, 1999                                Year Ended May 31,
                                                                  ------------------------------------------------------------------

                                                (Unaudited)       1999           1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00        1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .014        .027           .031          .029           .031          .029

Distributions:

Dividends from
   investment income--net                             (.014)      (.027)         (.031)        (.029)         (.031)        (.029)

Net asset value, end of period                        1.00        1.00           1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.75(a)     2.78           3.13          2.98           3.16          2.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .61(a)      .63            .66           .65            .64           .62

Ratio of net investment income
   to average net assets                              2.74(a)     2.73           3.08          2.94           3.11          2.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                         810,989   901,128        903,717      1,024,649       950,598       933,311

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represent amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $16,291 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $250,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $1,000 of the carryover expires in fiscal 2000, $4,000 expires in fiscal 2001, $49,000 expires in fiscal 2002, $36,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, $2,000 expires in fiscal 2005, $21,000 expires in fiscal 2006 and $130,000 expires in fiscal 2007.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.


(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, the fund was charged $186,464 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $121,382 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Municipal Money Market Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  910SA9911